SEVENTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

NEW ENGLAND BUSINESS SERVICE, INC.




    SEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 30, 2001 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending institutions (the "Documentation Agent").

    WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Revolving Credit Agreement dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

    WHEREAS, the Borrower has requested that, in connection with the Borrower's publicly-announced and board approved stock repurchase program, the Agent and the Banks amend the Credit Agreement to revise the net worth covenant contained therein;

    WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, the Agent and the Documentation Agent have agreed to amend the Credit
Agreement as set forth herein;

    NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

1.    Amendment of sec 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement is hereby amended by inserting, in the order required by alphabetical order, the following new definitions:
Designated Stock Repurchase. At any time after the Seventh Amendment Effective Date, the repurchase by the Borrower of its common stock pursuant to one or more transactions permitted by Section 7.4(b), provided, however, that the purchase price per share of such common stock shall not exceed the lesser of (a) the fair market value of such shares (which, on any date of reference, shall be deemed to be the price per share at which the common stock of the Borrower is then being publicly traded) and (b) $18. Designated Stock Repurchase Purchase Price. The aggregate cash purchase price (not to exceed a maximum amount of $10,000,000) paid by the Borrower for all Designated Stock Repurchases.
Seventh Amendment Effective Date. The "Effective Date", as defined in the Seventh Amendment To Amended and Restated Revolving Credit Agreement dated as of January 30, 2001 among the Borrower, the Subsidiaries of the Borrower listed on the signature pages attached thereto, the Agent, the Documentation Agent and the Banks."
2.    Amendment of Section 8.3 of the Credit Agreement.
Section 8.3 of the Credit Agreement is hereby amended by deleting the text "(i) $96,806,500 plus" and substituting in lieu thereof the following text: "(i)(A) at any time prior to any Designated Stock Repurchase, $96,806,500, and (B) at any time following any Designated Stock Repurchase, an amount equal to $96,806,500 minus the Designated Stock Repurchase Purchase Price, plus".
3. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 4 below are met, as follows:

  (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein
(collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

  (b)  Each of the Amendment Documents and the Credit
Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

  (d) The representations and warranties contained in Section5 of the Credit Agreement and in the other Loan
Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit
Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

  (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

  (f)   Each of the Borrower and the Guarantors
acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.
4. Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective
Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

(a) This amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;

(b) The agent shall have received, for the account of each bank which executes and delivers this Amendment on or prior to January 30, 2001 (each such Bank, a "Signing
Bank"), a work fee equal to $2,500 for each such Signing
Bank; and

(c) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

5.    Miscellaneous Provisions.

    (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

    (b) Without limiting the expense reimbursement requirements set forth in Section14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

    (c)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND
SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH
SUCH LAWS.

    (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


    IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.



New England Business Service, Inc.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Senior Vice President, CFO



FLEET NATIONAL BANK,
individually, as Agent and
as Documentation Agent

By: /s/ Irene Bertozzi-Bartenstein
----------------------------------
Name:  Irene Bertozzi-Bartenstein
Title:  Vice President



FIRST UNION NATIONAL BANK, N.A.,
successor to CoreStates Bank, N.A.

By: /s/ Mark B.Felker
---------------------
Name:  Mark B. Felke
Title:  Senior Vice President




KEY BANK N.A.

By: /s/ Lisa Tukilu
-------------------
Name:  Lisa Tukilu
Title:  Vice President



CITIZENS BANK OF MASSACHUSETTS,
as successor to US Trust

By: /s/ Daniel Bernard
----------------------
Name: Daniel Bernard
Title:  Vice President



SUNTRUST BANK

By: /s/ W. David Wisdom
-----------------------
Name: W. David Wisdom
Title:  Vice President



THE BANK OF NOVA SCOTIA

By: /s/ [illegible]
-------------------
Name:  [illegible]
Title:  Authorized Signatory



WACHOVIA BANK, N.A.

By: /s/ Christa P. Holland
--------------------------
Name:  Christa P. Holland
Title:  Vice President



KBC Bank N.V., formerly known as
Kredietbank N.V.

By: /s/ Wei-Chun Wang
---------------------
Name:  Wei-Chun Wang
Title:  Associate



KBC Bank N.V., formerly known as
Krefietbank N.V.

By: /s/ Michael V. Curran
-------------------------
Name:  Michael V. Curran
Title:  Vice President



SUMMIT BANK

By: /s/ Karen D. Budniak
------------------------
Name:  Karen D. Budiak
Title:  Vice President

                        Signature page
                    to the Seventh Amendment

    Each of the undersigned hereby acknowledges the foregoing Seventh Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan
Documents.


RAPIDFORMS, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


MCBEE SYSTEMS, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


RUSSELL & MILLER, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


NEBS INTERACTIVE, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


CHISWICK, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer



R & M TRUST

By: Daniel M. Junius, as Trustee
under Declaration of Trust of
R&M Trust dated July 20, 1998
and filed with the Secretary of
the Commonwealth of Massachusetts
on July 27, 1998, and not individually

By: /s/ Daniel M. Junius
------------------------
Daniel M. Junius, as Trustee under said
Declaration of Trust and not individually


CHISWICK TRUST

By: Daniel M. Junius, as Trustee
under Declaration of Trust of
Chiswick Trust dated September 15, 1999
and filed with the Secretary of
the Commonwealth of Massachusetts
on September 17, 1999, and not individually

By: /s/ Daniel M. Junius
------------------------
Daniel M. Junius, as Trustee under said
Declaration of Trust and not individually


VERIPACK.com, INC., formerly known
As RAPIDPACK.com, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


PREMIUMWEAR, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


KLOUDA-LENZ, INC.

By: /s/ Daniel M. Junius
------------------------
Name: Daniel M. Junius
Title: Treasurer


PWI HOLDINGS, INC.

By: /s/ Daniel M. Junius
------------------------
Name:  Daniel M. Junius
Title:  Treasurer


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